Exhibit 10.10

PHH CORPORATION
MANAGEMENT INCENTIVE PLAN
2017 AWARD NOTICE
This Award Notice is delivered by PHH Corporation, a Maryland corporation (the “Company”), to ______________ (the “Grantee”). Upon and subject to the terms and conditions below and the terms and conditions of the PHH Corporation 2015 Management Incentive Plan (as amended from time to time, the “MIP”) and the PHH Corporation 2014 Equity and Incentive Plan (as amended from time to time, the “2014 EIP”), each to the extent applicable, the Company hereby awards to Grantee a cash incentive bonus (the “Award”) described herein. Capitalized terms used, but not defined, in this Award have the respective meanings ascribed to them in the MIP or the 2014 EIP.

A.	Plan Year (to which the Award relates) means: January 1, 2017 through December 31, 2017.

B.
Target Amount, Targets, and Performance Criteria: In calculating the final amount available for payment under this Award for 2017, the Committee will take into account the results achieved by the Company and its Affiliates against the performance criteria as described in Appendix A (the “Performance Criteria”). The Grantee’s individual 2017 MIP goal of $________ (the “Target Amount”) will be adjusted based on performance against the Performance Criteria for the Plan Year as approved by the Committee in the manner which is shown in Appendix A. The Grantee’s final MIP award, if any, is subject to Company and individual performance as well as Committee discretion.

Notwithstanding the foregoing, no payment will be made under any award unless (1) the 2018 Business plan demonstrates, in the discretion of the Committee, adequate available liquidity resources to meet the 2018 business liquidity needs, and (2) the Company is in compliance with the minimum net worth covenants in its borrowing arrangements.

C.
Impact of Performance on MIP: Subject to the MIP, the 2014 EIP, and the other terms of this Award, the Committee will assess the level of attainment of the Plan Year Performance Criteria set forth in Appendix A based on the Threshold, Target, and Maximum goals provided on Appendix A, as certified by the Committee.

D.
Vesting and Payment: Unless contrary to applicable law and except as provided in this Paragraph D or the MIP, the Grantee will only become vested in the Award if the Grantee is employed by the Company or an Affiliate on the date the Committee (or its designee) certifies the level of achievement of all the Plan Year Performance Criteria. Except as provided in in this Paragraph D or the MIP, if the Committee (or its designee) does not certify the level of achievement of all the Plan Year Performance Criteria, or if the Grantee is not an employee of the Company or an Affiliate on the date, if any, that such certification occurs, no amount will be payable pursuant to this Award. If Grantee is terminated without Cause, the Grantee will be entitled to a pro-rata portion of the final Award based on the number of days worked by the Grantee in the Plan Year over the total number of days in the Plan Year with performance against the Performance Criteria (other than MBOs) determined by the Committee for the entire Plan Year and with MBO performance determined through the date of termination. The Change in Control provisions of the MIP, including, without limitation, Section 5.5 thereof, do not apply. Any vested Award amount will be paid within thirty (30) days following certification by the Committee (or its designee) of all the Plan Year Performance Criteria, but no later than March 15 of the year immediately following the Plan Year.

For purposes of this Award, “Cause” means any one of the following: (1) a material failure of the Grantee to substantially perform the Grantee’s duties with the Company or its Affiliates (other than failure resulting from incapacity due to physical or mental illness); (2) any act of fraud, misappropriation, dishonesty, embezzlement or similar conduct against, or relating to the assets of, the Company or its Affiliates; (3) conviction (or plea of nolo contendere) of a felony or any crime involving moral turpitude; (4) repeated instances of negligence in the performance of the Grantee’s job or any instance of gross negligence in the performance of the Grantee’s duties as an employee of the Company or one of its Affiliates; (5) any breach by the Grantee of any fiduciary obligation owed to the Company or any Affiliate or any material element of the Company’s Code of Business Ethics and Conduct or other applicable workplace policies; or (6) failure by the Grantee to perform Grantee’s job duties for the Company or any Affiliate to the best of Grantee’s ability and in accordance with reasonable instructions and directions from the Board of Directors or its designee, and the reasonable workplace policies and procedures established by the Company or any Affiliate, as applicable, from time to time.
______________
[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

E.
Committee Discretion: The Committee (or its designee) may exercise discretion to reduce or increase the amount payable under this Award prior to payment of the Award. Such discretion may be exercised based on the factors the Committee (or its designee) deems necessary or appropriate in its sole and absolute discretion.

F.
Code Section 162(m) Condition. Notwithstanding anything in this Award to the contrary, if the Grantee is a Covered Employee, no amount will be payable under this Award unless the Company achieves the applicable Performance Goal established by the Committee for the MIP for 2017 of tangible book value of $[* * *] per share, excluding impact of shareholder distributions, and no payment under this Award shall exceed the maximum amount that the Committee establishes for achievement of such Performance Goal with respect to the Grantee or any applicable limit set forth in the 2014 EIP or the MIP.

PHH CORPORATION

By: ___________________________
Name: Glen A. Messina
Title: President and CEO, PHH Corporation

______________
[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2017 Award Notice Appendix A [To be customized based on organizational segment]
COMPANY PERFORMANCE CRITERIA, Listed by Organizational Segment

PERFORMANCE CRITERIA	WEIGHT	LEVEL OF ACHIEVEMENT
CORPORATE PERFORMANCE CRITERIA
Excess Cash Available for Distribution by December 31, 2017	25%	Maximum	$[* * *]	150%
		Target	$[* * *]	100%
		Threshold	$[* * *]	75%
SUBSERVICING
[* * *]	[TBD]%(1)	Maximum	[* * *]	150%
		Target	[* * *]-[* * *]	100%
		Threshold	[* * *]	50%
[* * *]	[TBD]%	Maximum	$[* * *]	150%
		Target	$[* * *]-$[* * *]	100%
		Threshold	$[* * *]	50%
PORTFOLIO RETENTION
[* * *]	[TBD]%	Maximum	[* * *]%	150%
		Target	[* * *]%-[* * *]%	100%
		Threshold	[* * *]%	50%
[* * *]	[TBD]%	Maximum	$[* * *]	150%
		Target	$[* * *]-$[* * *]	100%
		Threshold	$[* * *]	50%
DISCONTINUED OPERATIONS
[* * *] [* * *]	[TBD]%	Maximum	[* * *]	150%
		Target	[* * *]	100%
		Threshold	[* * *]	50%
[* * *]	[TBD]%	Maximum	[* * *]	150%
		Target	[* * *]	100%
		Threshold	[* * *]	50%
ENABLING FUNCTIONS
[* * *]	[TBD]%	Maximum	$[* * *]	150%
		Target	$[* * *]-$[* * *]	100%
		Threshold	$[* * *]	50%
[* * *]	[TBD]%	Maximum	$[* * *]	150%
		Target	$[* * *]-$[* * *]	100%
		Threshold	$[* * *]	50%
INDIVIDUAL PERFORMANCE CRITERIA
Individual performance against personal objectives (MBOs and Core Leadership Behaviors) that are separately communicated to the Grantee	25%	The Committee may exercise discretion to reduce or increase the amount payable.
TOTAL WEIGHT	100%
The Payout Percentage for a level of achievement of a Plan Year Performance Criteria as certified by the Committee that is between the “Threshold” level and the lowest “Target” level or between the highest “Target” level and the “Maximum” level, as applicable will be determined based on straight-line interpolation. No payment will be made in excess of the Payout Percentage above the “Maximum” level.
____________
(1) Note to draft: Segment goals will total 50% of the weight, divided evenly among the segment goals applicable to the recipient.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3